SECURITY, PLEDGE AND COLLATERAL ASSIGNMENT AGREEMENT


     SECURITY, PLEDGE AND COLLATERAL ASSIGNMENT AGREEMENT, dated as of April 17, 2001, made by CRIIMI MAE INC., a Maryland corporation (referred to herein as "CMI"), CRIIMI MAE Management, Inc., a Maryland corporation (referred to herein as "CMM") and CM Mallers Building, Inc., a Maryland corporation (referred to herein as "CM Mallers") (with CMI, CMM and CM Mallers sometimes collectively referred to herein as "Grantors"), in favor of Wells Fargo Bank Minnesota, National Association, in its capacity as collateral agent (the "Collateral Agent") for the benefit, subject to the terms of the Series A Notes Indenture (as defined below), of the Holders (as defined in the Series A Notes Indenture) and the trustee thereunder (in such capacity, the "Series A Trustee"), and subject to the terms of the Series B Notes Indenture (as defined below), of the Holders (as defined in the Series B Notes Indenture) and the trustee thereunder (in such capacity, the "Series B Trustee").


                                RECITALS


     Pursuant to the Series A Notes Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Series A Notes Indenture") among CMI and the Series A Trustee relating to CMI's 11.75% Series A Senior Secured Notes due 2006, the Series A Trustee, for the equal and ratable benefit of the Holders of the Series A Notes, has agreed, on behalf of such Holders, to enter into the Series A Notes Indenture, and pursuant to the Series B Notes Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Series B Notes Indenture") among CMI and the Series B Trustee relating to CMI's 20% Series B Senior Secured Notes due 2007, the Series B Trustee, for the equal and ratable benefit of the Holders of the Series B Notes, has agreed on behalf of such Holders, to enter into the Series B Notes Indenture. It is a condition precedent to the respective obligations of the Series A Trustee, on behalf of the Holders of the Series A Notes, and the Series B Trustee, on behalf of the Holders of the Series B Notes, to enter into the respective Indentures that CMI, CMM, CM Mallers and the Collateral Agent shall have entered into this Agreement.


     CMI and its consolidated  subsidiaries,  including CMM and CM Mallers, will
derive   substantial   direct  and  indirect   benefit  from  the   transactions
contemplated by the Indentures and the Notes (each as defined below).


     NOW, THEREFORE, in consideration of the premises and to induce the Series A Trustee to enter into the Series A Notes Indenture and the Series B Trustee to enter into the Series B Notes Indenture, CMI, CMM and CM Mallers hereby agree with the Collateral Agent, for the benefit of the Series A Trustee, the Series B Trustee, the Series A Note Holders and the Series B Note Holders, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Indentures and used herein shall have the meanings given to them in the Indentures.

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     (b) The following terms shall have the following meanings:

     "Agreement"   means  this  Security,   Pledge  and  Collateral   Assignment
Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Aim Fund Proceeds" means the Collateral described in Schedule I hereto.

     "Code" means the Uniform Commercial Code in effect in the State of New York from time to time (including as such statute may be amended by Revised Article
9).

     "Collateral" means the Interest Strip Certificates, the Partnership Interests, the Aim Fund Proceeds, the Insured Mortgage Proceeds, the Mezzanine Notes, the Mezzanine Notes Collateral, each Collateral Account and all Proceeds with respect to each of the foregoing.

     "Collateral Account" means Account Number 10797901 established with the Collateral Agent (the "Established Collateral Account") and each other account established to hold cash Proceeds, with each Collateral Account to be in the name of CMI but maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent only as provided in the Indentures and Sections 7 and 8 hereof, in each case only to the extent such document or provision is applicable.

     "Indentures" means the Series A Notes Indenture and the Series B Notes Indenture, collectively.

     "Insured Mortgage Proceeds" means the Collateral described in Schedule II hereto.

     "Interest Strip Certificates" means the Collateral described in Schedule III hereto.

     "Mezzanine Notes" and "Mezzanine Notes Collateral" means the Collateral described in Schedule IV hereto.

     "Notes" means the Series A Notes and the Series B Notes.

     "Partnership Interests" means the Collateral described in Schedule V hereto.

     "Proceeds"  means all  "proceeds"  of Collateral as such term is defined in
Section 9-306(1) of the Code (or any successor provision under the Code) and, in any event, shall include, without limitation, all excess interest or other income from the Interest Strip Certificates, collections thereon or distributions with respect thereto, all interest or principal payments on the Mezzanine Notes, collections thereon or distributions with respect thereto, and all income and distributions from and collections on the Partnership Interests; provided, however, that Proceeds shall exclude all assets held by any Grantor or any of their respective subsidiaries as of the date hereof that would, but for this proviso, constitute Proceeds, and all Proceeds from such assets.

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     "Revised  Article 9" means the  provisions  of New York  S7484,  introduced
April 17, 2000, containing proposed revisions to Article 9 of the Code which would become effective July 1, 2001, as such provisions may be modified from time to time.

     "Secured Obligations" is the collective reference to the obligations arising under, out of, or in connection with the Indentures, the Series A Notes, the Series B Notes, this Agreement, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Annex and Exhibit references are to the Sections, Schedules, Annexes and Exhibits to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest; Collateral Assignment.

     (a) As security for the payment and performance of the Secured Obligations,
(i) CMI hereby delivers the Interest Strip Certificates and CMI and CM Mallers hereby deliver the Mezzanine Notes to the Collateral Agent for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee, (ii) the Grantors hereby grant to the Collateral Agent, for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee, a security interest in the Collateral, and (iii) CMI and CM Mallers (as to one Mezzanine Note and related Mezzanine Note Collateral), makes a collateral assignment of the Aim Fund Proceeds, the Insured Mortgage Proceeds, the Mezzanine Notes and the Mezzanine Notes Collateral to the Collateral Agent for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee.

     (b) Notwithstanding anything in this Agreement to the contrary, (i) CMI and CM Mallers shall remain bound under the Mezzanine Notes and the documents evidencing the Mezzanine Notes Collateral, to the extent set forth therein, to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, and (ii) the Collateral Agent shall not have any obligation or liability under such Mezzanine Notes or such documents evidencing the Mezzanine Notes Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of CMI or CM Mallers thereunder or to take any action to collect or enforce any claim for payment thereunder.

     3. Stock Powers; Collateral Assignments; Certain Constituent and Operative Documents. Concurrently with the delivery of certificates representing the Interest Strip Certificates to the Collateral Agent hereunder, CMI shall deliver undated stock powers covering such certificates, duly executed in blank. CMI and CM Mallers shall also concurrently deliver

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the  Mezzanine  Notes  to  the  Collateral  Agent  hereunder,  collaterally assigned by way of endorsement in blank. CMI and CM Mallers shall also concurrently deliver to the Collateral Agent, to the extent not previously delivered to the Collateral Agent, (a) the original documents evidencing the Mezzanine Notes Collateral, and (b) solely for informational purposes, a copy of the CRI/Aim Limited Partnership, L.P. partnership agreement to which the Partnership Interests relate, and copies of the other material documents related to the Aim Fund Proceeds and Insured Mortgage Proceeds, such other material documents consisting of the partnership agreements for Aim Acquisition Partners, L.P. and each of the four publicly traded Aim Fund Partnerships (referenced in Schedule I hereto), and the Participation Agreement, Funding Note Purchase and Security Agreement, and Funding Note Issuance and Security Agreement (such three agreements referenced in Schedule II hereto).

     4.  Representations  and  Warranties.   CMI,  CMM  and/or  CM  Mallers,  as
applicable, represents and warrants that:

 (a) Each Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The chief place of business and chief executive offices of the respective Grantors, and the place where their respective records with respect to the Collateral are kept, are located at 11200 Rockville Pike, Rockville, Maryland 20852.

     (b) The execution, delivery and performance of this Agreement by each Grantor have been duly authorized by all necessary corporate action. This Agreement has been duly executed by each Grantor and this Agreement constitutes the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

     (c) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the granting of the Liens by the respective Grantors on the Collateral applicable to it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Grantors (except for the financing statements specified in Section 4(f) below and the filings and/or other actions necessary to maintain the perfection of the Liens on the Collateral).

     (d)  The  Partnership   Interests  listed  in  Schedule  V  constitute  all
outstanding partnership interests in CRI/AIM Investment L.P.;

     (e) CMI, CMM or CM Mallers, as applicable, is the record and beneficial owner of, and has title to, the Interest Strip Certificates, the Mezzanine Notes and the Partnership Interests, free of any and all Liens in favor of, or claims of, any other Person, except the Collateral Permitted Liens. No financing statement, pledge, notice of Lien, assignment or collateral assignment covering the Collateral or any portion thereof exists or is on file in any public office, except with respect to the Collateral Permitted Liens and Liens released by operation of the Reorganization Plan.

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     (f)  Upon  the  possession  of the  Interest  Strip  Certificates  and  the
Mezzanine Notes by the Collateral Agent for the benefit of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee and the filing of financing statements in the requisite jurisdictions with respect to the Collateral, the Liens granted pursuant to this Agreement will constitute (y) a valid, perfected (to the extent a security interest can be perfected in such Collateral under the Code by filing a financing statement in the requisite jurisdiction(s)) first priority Lien on the Collateral in favor of the Collateral Agent, for the equal and ratable benefit of the Series A Note Holders and for the benefit of the Series A Trustee, and (z) a valid, perfected (to the extent a security interest can be perfected in such Collateral under the Code by filing a financing statement in the requisite jurisdiction(s)) second priority Lien on the Collateral in favor of the Collateral Agent for the equal and ratable benefit of the Series B Note Holders and for the benefit of the Series B Trustee, subject in each case to the terms of the applicable Indenture, enforceable as such against all creditors of CMI, CMM and/or CM Mallers, as applicable, and any Persons purporting to purchase any of the referenced Collateral from CMI, CMM or CM Mallers, as applicable.

     5. Covenants. CMI, CMM and/or CM Mallers, as applicable, covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Secured Obligations are paid in full:

     (a) Each Grantor will keep (y) its jurisdiction of incorporation, and (z) its chief place of business, chief executive offices and the office where it keeps its records concerning the Collateral in the State of Maryland , or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where the security interest in the applicable Collateral will continue to be perfected.

     (b) CMI, CMM and CM Mallers shall promptly deposit, or, consistent with the terms of this Section 5(b), shall cause CRIIMI, Inc. and CRI/Aim Investment L.P. to promptly deposit into the Established Collateral Account all amounts (representing amounts to be transferred by CMI, CMM, CM Mallers, CRIIMI, Inc., a wholly-owned subsidiary of CMI, and CRI/Aim Investment L.P., a partnership owned by CMI, as the sole limited partner, and CMM as the sole general partner) constituting Miscellaneous Collateral Cashflow. In furtherance thereof (x) CMI will take all action permitted under applicable law to cause CRIIMI MAE Financial Corporation, CRIIMI MAE Financial Corporation II and CRIIMI MAE Financial Corporation III to dividend to CMI all amounts received by such corporations that, once received by CMI, would constitute Insured Mortgage Proceeds, and to authorize and direct such corporations to deposit such dividends payable to CMI into CMI's Established Collateral Account, (y) CMI will take all action permitted under applicable law to cause CRIIMI, Inc. to declare dividends payable to CMI with respect to all amounts received by CRIIMI, Inc. that, once received by CMI, would constitute Aim Fund Proceeds, and to authorize and direct CRIIMI, Inc. to deposit all such dividends payable to CMI into the Established Collateral Account, and (z) CMM and CMI in their capacities as general partner and limited partner, respectively, of CRI/Aim Investment L.P., will take all action permitted under applicable law and the CRI/Aim Investment L.P. partnership agreement to cause CRI/Aim Investment L.P. to approve and effect distributions, in accordance with the terms and conditions of such partnership agreement, to CMI and CMM of all amounts received by CRI/Aim Investment L.P. that, once received by CMI and CMM, would constitute

Aim Fund Proceeds, and to authorize and direct CRI/Aim Investment L.P. to deposit all such distributions payable to CMI and CMM into the Established Collateral Account. Board of Director resolutions for CMI, CMM (for itself and in its capacity as general partner of CRI/Aim Investment L.P.), CM Mallers and CRIIMI, Inc. consistent with the foregoing have been delivered to the Collateral Agent.

     (c) If CMI or CMM shall,  as a result of its  ownership of the  Partnership
Interests, become entitled to receive or shall receive any partnership interests, whether in addition to, in substitution for, or in exchange for any Partnership Interests, CMI or CMM, as applicable, shall accept the same as agent for the Collateral Agent and the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee and hold the same in trust for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Partnership Interests upon the liquidation or dissolution of the Partnership shall be paid over to the Collateral Agent to be held by it, consistent with the terms of the respective Indentures, for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Partnership Interests or any property shall be distributed upon or with respect to the Partnership Interests pursuant to the recapitalization or reclassification of the capital of the Partnership or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, consistent with the terms of the respective Indentures, for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed (pursuant to the preceding sentence of this Section 5(c)) in respect of the Partnership Interests shall be received by CMI or CMM, then CMI or CMM, as applicable, shall, until such money or property is paid or delivered to the Collateral Agent (which payment or delivery to the Collateral Agent shall be effected promptly by CMI or CMM, as applicable), hold such money or property in trust for the Collateral Agent and, subject to the terms of the respective Indentures, for the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee segregated from other funds of CMI or CMM, as applicable, as additional collateral security for the Secured Obligations.

     (d) Except as permitted under the respective Indentures and effected consistent with the terms thereof, without the prior written consent of the Collateral Agent, neither CMI, CMM or CM Mallers, as applicable, (x) will sell, assign, transfer, exchange or otherwise dispose of the Collateral, (y) create, incur or permit to exist any Lien in favor of, or any claim of any Person with respect to, the Collateral, or any interest therein, except for the Collateral Permitted Liens, or (z) take any action which would impair the Collateral or which would breach or result in any violation of any provision of the Indentures, the Notes or this Agreement.

     (e) CMI, CMM or CM Mallers, as applicable, shall maintain the security interests created by this Agreement and shall defend such security interests against the claims and demands of all Persons whomsoever except holders of Collateral Permitted Liens. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of CMI, CMM or CM Mallers, as applicable, CMI, CMM or CM Mallers, as applicable, will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining, protecting or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     (f) CMI, CMM or CM Mallers, as applicable, agrees to pay, and to save the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to the Collateral or in connection with any of the transactions contemplated by this Agreement except for taxes measured by or calculation with reference to the income, receipts, or capital of a secured creditor.

     6. Voting and Other Rights. Unless an Event of Default shall have occurred and be continuing, CMI, CMM and CM Mallers shall be permitted to exercise all voting and other rights with respect to the Interest Strip Certificates, the Partnership Interests, the Mezzanine Notes and the Mezzanine Notes Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which would impair the Collateral or which would breach or result in any violation of any provision of the respective Indentures, the Series A Notes, the Series B Notes or this Agreement.

     7. Rights of the Collateral Agent. (a) Subject to the terms of this Agreement and the Series A Indenture which provides for the monthly application of all Miscellaneous Collateral Cashflow to effect Mandatory Amortization Payments on the Series A Notes until all Secured Obligations under the Series A Notes Indenture are paid in full, any additional cash Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent for the benefit of the Series A Note Holders in the Established Collateral Account. All Miscellaneous Collateral Cashflow and any additional cash Proceeds, while held by the Collateral Agent in the Established Collateral Account shall be held as collateral security for the Secured Obligations until applied in accordance with the terms of the respective Indentures, or as provided in Section 8 hereof, in each case only to the extent such provision or document is applicable.

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     (b)  Subject  to the  terms of the  respective  Indentures,  if an Event of
Default shall be continuing: at the request of the Collateral Agent, the Interest Strip Certificates held by the Collateral Agent shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise all voting and other rights pertaining to such Interest Strip Certificates, the Partnership Interests and the Mezzanine Notes as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, however, that

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the  Collateral  Agent  shall be  liable  and  responsible  for any act or omission constituting negligence or willful misconduct.

     (c) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Person which may be or become liable in respect of all or any part of the Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. Subject to the terms of the respective Indentures, the Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of CMI or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof; provided, however, that the Collateral Agent shall be liable and responsible for any act or omission constituting negligence or willful misconduct.

     8. Remedies. Subject to the terms hereof and of the respective Indentures, if an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing and subject to the terms hereof and of the respective Indentures, the Collateral Agent, during the continuance of an Event of Default and without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon CMI, CMM, CM Mallers or any other Person, may in such circumstances forthwith take any action necessary to preserve and protect the Collateral or any part thereof and the security interests granted hereunder, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery. Subject to the terms hereof and of the respective Indentures, the Collateral Agent, any Series A Note Holder or any Series B Note Holder shall have the right upon any such public sale or sales, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in CMI, CMM or CM Mallers. Subject to the terms hereof and of the respective Indentures, if an Event of Default shall occur and be continuing at any time at the Collateral Agent's election, the Collateral Agent may apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent, the Series A Note Holders and Series B Note Holders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral Agent may elect, and only after payment in full of the Secured Obligations and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code (or any successor provision), need the Collateral Agent account for the surplus, if any, to any one or more of CMI, CMM and CM

Mallers. To the extent permitted by applicable law, each of CMI, CMM and CM Mallers waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder; provided, however, that no waiver shall be effective with respect to any act or omission by the Collateral Agent constituting negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. CMI shall remain liable for any deficiency if the proceeds of the sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.


     9. Private Sales. (a) CMI recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Collateral constituting securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. CMI acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral constituting securities for the period of time necessary to permit the issuers to register such securities for public sale under the Securities Act (and CMI and the issuers shall have no obligation to do so), or under applicable state securities laws, even if the issuers would agree to do so.

     (b) Each of CMI, CMM and CM Mallers further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Agreement valid and binding and in compliance with any and all other applicable requirements of law (but there shall be no obligation of any Person to register or cause the registration of any Collateral constituting securities).

     10. Collateral Agent.

     (a) Each of the Series A Trustee and the Series B Trustee hereby irrevocably appoints and authorizes Wells Fargo Bank Minnesota, National Association to act as Collateral Agent hereunder (and each successor trustee, by its acceptance of the trusts of the applicable Indenture, so appoints and authorizes Wells Fargo Bank Minnesota, National Association) with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are incidental thereto. The Collateral Agent (which term as used in this Agreement shall include reference to such of its affiliates and its own and its affiliates' officers, directors, employees and agents acting in capacities on behalf of the Collateral Agent):
(i) shall have no duties or responsibilities except those expressly set forth or directed in connection with this Agreement, and shall not by reason of the transactions contemplated by this Agreement be a trustee or fiduciary for either the Series A Trustee, the Series B Trustee or any Holder; (ii) shall not be responsible to the Series A Trustee, the Series B Trustee or any Holder for any recitals, statements, representations or warranties (other than any thereof expressly made by the Collateral Agent or any officer thereof) contained in this Agreement or in any certificate or other document received by any of them under this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure by the Series A Trustee or the Series B Trustee or any other Person to perform any of its obligations hereunder or thereunder, and
(iii) shall not be responsible to the Series A Trustee, the Series B Trustee or any Holder for any action taken or omitted to be taken by it hereunder, except for its own negligence or willful misconduct. The Collateral Agent may employ agents and attorneys-in-fact selected by it in good faith.

     (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof, by telephone, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions signed jointly by the Series A Trustee and the Series B Trustee, and such instructions and any action taken or omitted to be taken in accordance with such instructions shall be binding upon the Series A Trustee and the Series B Trustee.

     (c) The Collateral Agent shall not be deemed to have knowledge of the occurrence of a default or an Event of Default under either of the Indentures unless the Collateral Agent has received a default notice from the Series A Trustee or the Series B Trustee, as applicable, or one of the Grantors; provided however, that, notwithstanding the foregoing, the Collateral Agent shall give immediate notice to the Series A Trustee and the Series B Trustee in the event that any of the Grantors shall fail to deliver or cause to be delivered to the Collateral Agent any of the Collateral or shall fail to deliver or cause to be delivered such documents as may be necessary to effectuate such delivery in the form and at the times requested by the Collateral Agent, or shall fail to take such action as is specified to be taken by the Collateral Agent in order to protect and maintain the validity, perfection and priority of the Liens and security interests created or intended to be created pursuant to this Agreement, or shall fail to take any other action requested by the Collateral Agent to be taken. In the event that the Collateral Agent receives such a default notice from the Series A Trustee or the Series B Trustee, the Collateral Agent shall give prompt notice thereof to the other of such parties.

     (d) The Collateral Agent in its individual capacity and its affiliates may (without having to account therefor to the Series A Trustee or the Series B Trustee) accept, lend money to and generally engage in any kind of investment banking, or other business with the Grantors, the Series A Trustee or the Series B Trustee (and any other respective affiliates) as if it were not acting as the Collateral Agent.

     (e) Each Holder of the Series A Notes and of the Series B Notes, by its acceptance thereof (and each subsequent holder of any of the Notes by its acceptance thereof), agrees that it has not relied upon the Collateral Agent in making its own credit analysis and evaluation of the Grantors and filings relating thereto and its own decision to acquire the interest in one or more of the Notes and that it will, independently and without reliance upon the Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Except for actions expressly required of the Collateral Agent hereunder, the Collateral Agent shall not be required to keep itself informed as to the performance or observance by the Grantors of this Agreement or to inspect the properties or books of any Person. Except for notices, reports and other documents required to be provided to the Series A Trustee and the Series B Trustee by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Series A Trustee or the Series B Trustee or the holders of the Notes with any credit or other information concerning the affairs, financing condition or business of the Grantors (or any of their respective subsidiaries or other affiliates) which may come into the possession of the Collateral Agent in its individual capacity or any of its affiliates.

     (f) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder, unless it shall have received indemnification to its satisfaction from the Series A Trustee and the Series B Trustee in respect of any liability and expense which may be incurred by the Collateral Agent by reason of taking or continuing to take any such action, it being understood that the unsecured undertaking from any institutional holder of an interest in the Notes in respect of such obligations shall be satisfactory for these purposes. If, with respect to a proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement relating to the functions or responsibilities of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Series A Trustee and the Series B Trustee, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and may decline to perform such function or responsibility unless it has received written confirmation that the Series A Trustee and the Series B Trustee concur in the circumstances that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Series A Trustee and the Series B Trustee in this respect, and such confirmation shall be binding upon the Series A Trustee and the Series B Trustee. Except as otherwise specifically provided hereby, the Collateral Agent need not exercise any rights, power or remedies under this Agreement or give any consent (except consents given in conjunction with releases of Collateral expressly permitted by this Agreement) under this Agreement unless it shall have been directed to do so in writing by, or, as applicable, shall have received the written consent to the relevant action of, the Series A Trustee and the Series B Trustee, as applicable.

     (g) Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving notice thereof to the Series A Trustee, the Series B Trustee and the Grantors. In addition, the Collateral Agent may be removed at any time with or without cause by notice to the Collateral Agent by the Series A Trustee and the Series B Trustee acting together. Upon any such resignation or removal, the Series A Trustee shall have the right to appoint a successor Collateral Agent reasonably satisfactory to the Series B Trustee and the Grantors. If no such successor Collateral Agent shall have been so appointed or having been so designated, shall not have accepted such appointment, within (30) thirty days after notice of the resignation or removal of the Collateral Agent, then the retiring or removed Collateral Agent may, on behalf of the Series A Trustee and the Series B Trustee, appoint a successor Collateral Agent which shall be a bank or trust company with an office in New York City, Borough of Manhattan, having a combined capital and surplus of at least $500,000,000 (if any such institution be willing to serve as collateral agent hereunder). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder (except that the resigning Collateral Agent shall deliver all Collateral then in its possession under this Agreement to the successor Collateral Agent).

     (h) Neither the Series A Trustee nor the Series B Trustee shall be individually liable for any collateral agency fees, as CMI has agreed to pay the Collateral Agent the collateral agency fees separately agreed upon between CMI and the Collateral Agent with respect to this Agreement and to pay any successor to the Collateral Agent such collateral agency fees as such successor Collateral Agent shall from time to time charge (in accordance with normal practice) for performance of services of the type required by it hereunder. Such amounts payable to the Collateral Agent shall be entitled to the benefits of a lien on the Collateral only in respect of such obligations and to the extent of such amounts.

     (i) The Collateral Agent shall be responsible (but the parties hereto acknowledge that in the first instance the relevant Grantor has taken all necessary action) for any required recording or filing of this Agreement, all necessary Uniform Commercial Code financing, amendment and/or continuation statements, and any other instruments of further assurance, and for taking all other actions described in this Agreement as being advisable to maintain the validity, perfection or priority of the security interests created and intended to be created by this Agreement. The

Collateral Agent shall not be responsible for seeing that any of the Collateral is adequately insured, or for the sufficiency of the security for the Notes. The Collateral Agent may ascertain or inquire as to the performance or observance of any agreement on the part of any of the Grantors and advice as to the performance of such agreements. The Collateral Agent shall have no obligation to perform (although it may in its discretion perform) any of the Grantors' obligations under this Agreement, it being understood that whenever in this Agreement a provision shall give the Collateral Agent the right "in its discretion", or to the extent it shall "deem it necessary", to take or request certain types of action, such provision shall not be construed to require the Collateral Agent to exercise discretion or make determinations as to whether to request or take such action and, provided, however, that to the extent jointly instructed the Series A Trustee and the Series B Trustee pursuant to the applicable provisions of this Agreement, the Collateral Agent shall request or take the action which it is so instructed to request or take.

     (j) Each of the Grantors agrees, jointly and severally, to indemnify, defend and hold harmless the Collateral Agent and its respective directors, officers, employees and agents from and against any and all claims, losses, liabilities, obligations, actions, judgments, suits, damages, costs, expenses and disbursements (including, without limitation, the reasonable fees and disbursements of counsel) of any kind or nature whatsoever that may at any time be reasonably incurred by the Collateral Agent or any such Person (hereinafter the "Indemnification Amount") growing out of or resulting from (i) this Agreement (including, without limitation, the enforcement of such document) or
(ii) any refund or adjustment of any amount paid or payable to the Collateral Agent under or in respect of this Agreement or the Collateral, or any interest thereon, which may be ordered or otherwise required by any Person.

     (k) CMI will pay upon demand to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent under this Agreement (iv) the failure by CMI, any other Grantor or any Person (other than the Collateral Agent) to perform or observe any of the provisions of this Agreement.

     (l) Each of CMI, CMM and CM Mallers hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of CMI, CMM or CM Mallers, as applicable, and in the name of CMI, CMM or CM Mallers, as applicable, or in the Collateral Agent's own name, at any time during the continuance of an Event of Default in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, including, without limitation, any checks or other orders for the payment of money representing unpaid Collateral, financing statements, endorsements, assignments or other instruments of transfer.

     11. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code (or any successor provision) or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Subject to the terms of the respective Indentures, the Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of CMI or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof; provided, however, that the Collateral Agent shall be liable and responsible for any act or omission constituting negligence or willful misconduct.

     12. Execution of Financing Statements. To the extent permitted under the Code, each of CMI, CMM and CM Mallers hereby authorizes the Collateral Agent to file financing and continuation statements with respect to the applicable Collateral (as indicated in Section 2 hereof) without the signature of CMI, CMM or CM Mallers, as applicable, in such form and in such filing offices as are appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     13. Notices. Notices, requests and demands to or upon CMI, CMM or CM Mallers hereunder shall be sent to CMI in the manner set forth in Section 12.02 of the respective Indentures. Notices, requests and demands to or upon the Collateral Agent shall be sent to:

Wells Fargo Bank Minnesota National Association
Sixth and Marquette; MAC N9303-120
Minneapolis, MN  55479
Attention: Corporate Trust Services
Fax: (612) 667-9825

     14. Authority of Collateral Agent. Each of CMI, CMM, CM Mallers, the Series A Trustee and the Series B Trustee acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Series A Note Holders and the Collateral Agent and the Series B Note Holders, be governed by the applicable Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and CMI, CMM or CM Mallers, the Collateral Agent shall be conclusively presumed to be acting as agent for one or both of the Series A Note Holders and the Series B Note Holders, as the case may be, with full and valid authority so to act or refrain from acting.


     15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. No Waiver; Cumulative Remedies. Neither the Collateral Agent, any Series A Note Holder or any Series B Note Holder shall by any act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any Series A Note Holder or any Series B Note Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, any Series A Note Holder or any Series B Note Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, any Series A Note Holder or any Series B Note Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     18. Waivers and Amendments: Successors and Assigns: Governing Law. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except as permitted under Article 9 of the respective Indentures, which is incorporated herein by reference. This Agreement shall create a continuing security interest, shall be binding upon the successors and assigns of CMI, CMM and CM Mallers, and shall inure to the benefit of the Collateral Agent, the Series A Note Holders and the Series B Note Holders and their respective permitted successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     19. Subordination. Notwithstanding anything in this Agreement to the contrary, no Miscellaneous Collateral Cashflow or other additional Proceeds shall be applied toward the Series B Notes Secured Obligations until the Series A Notes Secured Obligations are paid in full.

     20. Counterpart Originals. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


CRIIMI MAE MALLERS BUILDING, INC.   CRIIMI MAE INC.


/s/By:                              /s/By:
---------------------------------   ----------------------------------------
Name:                               Name:
Title:                              Title:


                                    CRIIMI MAE MANAGEMENT, INC.


                                    /s/By:
                                    ----------------------------------------
                                    Name:
                                    Title:

WELLS FARGO BANK MINNESOTA,         WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION                NATIONAL ASSOCIATION
(in its capacity as the             (in its capacity as the Series B Trustee)
Series A Trustee)

/s/By:                              /s/By:
---------------------------------   ----------------------------------------
Name:                               Name:
Title:                              Title:


WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION
(in its capacity as the Collateral Agent)


/s/By:
---------------------------------
Name:
Title:

                                   Schedule I

                                Aim Fund Proceeds

"Aim Fund Proceeds" means all right, title and interest of CMI, through CRIIMI, Inc. and any affiliates of CRIIMI, Inc. receiving any "aim fund proceeds" (as defined below), and of CMI and CMM, through CRI/Aim Investment L.P., in and to the "aim fund proceeds" (as defined below). For purposes of the foregoing sentence, "aim fund proceeds" means (a) all proceeds (including, without limitation, payments, distributions, fees, compensation, reimbursements and the like) received by CMI from CRIIMI, Inc., a wholly-owned subsidiary of CMI, or affiliates of CRIIMI, Inc. receiving any Aim Fund Proceeds, by virtue of and attributable to the partnership interests held by CRIIMI, Inc. in the four publicly traded AIM Fund Partnerships: (i) American Insured Mortgage Investors Partnership, (ii) American Insured Mortgage Investors - Series 85, L.P., (iii) American Insured Mortgage Investors L.P. - Series 86, and (iv) American Insured Mortgage Investors L.P. - Series 88, and (b) all proceeds received by CMI and CMM from CRI/AIM Investment L.P. by virtue of or attributable to their Partnership Interests in CRI/AIM Investment L.P. and CRI/Aim Investment L.P.'s limited partnership interest in Aim Acquisition Partners, L.P.

                                   Schedule II

                            Insured Mortgage Proceeds

"Insured Mortgage Proceeds" means all right, title and interest of CMI, through its three wholly-owned subsidiaries referenced below, in and to the Insured Mortgage Proceeds which consist of the CMO-I Excess Payments, CMO-II Excess Payments and CMO-III Excess Payments (in each case as defined below). Capitalized terms used without definition in the following definitions shall have the meanings given to them in the respective referenced underscored agreements.

         "CMO-I EXCESS PAYMENTS" means (a) payments of excess interest and prepayment penalties, including, without limitation, all Excess Amounts, as defined in the related Participation Agreement, dated October 11, 1995, among CMI, CRIIMI MAE Financial Corporation, and State Street Bank and Trust Company, as trustee, and (b) distributions of any of the assets constituting the Trust Estate, including, without limitation, any Whole Loan PCs, Non-Interest Strip PCs (in each case, pledged to the trust and remaining after discharge of the trust or release of the pledge thereon) and any proceeds therefrom (remaining after discharge of the trust or release of the pledge thereon) that, with respect to each of the foregoing payments and distributions, CMI receives directly or from CRIIMI MAE Financial Corp., a wholly-owned subsidiary, by virtue of and attributable to the FHA insured mortgage loans and GNMA mortgage-backed securities that are pledged, as of the date hereof, by CRIIMI MAE Financial Corp. to secure CRIIMI MAE Financial Corporation's 7% Collateralized Mortgage Obligations.

         "CMO-II EXCESS PAYMENTS" means (a) payments of excess interest and prepayment penalties, including, without limitation, payments of any Funding Surplus, as defined in the Funding Note Purchase and Security Agreement, dated as of September 22, 1995, among Federal Home Loan Mortgage Corporation, CMI and CRIIMI MAE Financial Corporation II, and payments of any excess funds from the Collection Account on any Prepayment Date, and (b) distributions on account of the collateral, including, without limitation, the Pledged Securities, pledged to Freddie Mac (in each case, remaining after discharge of such pledge) and any proceeds therefrom (remaining after discharge of such pledge) that, with respect to each of the foregoing payments and distributions, CMI receives directly or from CRIIMI MAE Financial Corporation II, a wholly-owned subsidiary, by virtue of and attributable to the Freddie Mac Giant GNMA-backed securities that are pledged, as of the date hereof, by CRIIMI MAE Financial Corporation II, to secure Freddie Mac's Structured Pass-Through Securities (Guaranteed), Series C007.

         "CMO-III EXCESS PAYMENTS" means (a) payments of excess interest and prepayment penalties, including, without limitation, payments of any Funding Surplus and Excess Funds, as defined in the Funding Note Issuance and Security Agreement, dated as of December 15, 1995, among Federal National Mortgage Association, CMI and CRIIMI MAE Financial Corporation III, and payments of any excess funds from the Collection Account on any Prepayment Date, and (b) distributions on account of the Collateral, including, without limitation, the Pledged Securities, pledged to Fannie Mae (in each case, remaining after discharge of such pledge) and any proceeds therefrom (remaining after discharge of such pledge) that, with respect to each of the foregoing payments and distributions, CMI receives directly or from CRIIMI MAE Financial Corporation III, a wholly-owned subsidiary, by virtue of and attributable to certain

         GNMA mortgage-backed securities that are pledged, as of the date hereof, by CRIIMI MAE Financial Corporation III, to secure Fannie Mae's Guaranteed Grantor Trust Pass-Through Certificates issued by Fannie Mae Grantor Trust 1995-T5.

                                  Schedule III

                           Interest Strip Certificates

"Interest Strip Certificates" means the following certificates each representing a participation interest in an Interest Strip corresponding to the referenced FHA Loan number issued pursuant to the Participation Agreement described in
Schedule II:

Aspen-Linwood Apartments
FHA No. 031-35192

Austin Hewitt House Exp.
FHA No. 086-43027

Austin Hewitt House II
FHA No. 086-15004

Bell Avenue Nursing Home
FHA No. 117-43049

Centralia Fireside
FHA No. 072-43092

Country Place
FHA No. 114-11126

Devlin Manor
FHA No. 052-43041

Eastgate Nursing
FHA No. 016-43064

Guardian Court Apartments
FHA No. 083-10013

Harborside Apartments
FHA No. 073-14001

Highland Park Manor
FHA No. 118-43026

Lakeside Gardens
FHA No. 073-12003

Quality Link
FHA No. 053-43083

Riverchase Garden Apartments
FHA No. 062-11019

Southern Oaks
FHA No. 117-43048

                                   Schedule IV

                                 Mezzanine Notes

"Mezzanine Notes" means those six notes identified below evidencing six loans secured by certain partnership interests made to various borrowers by CMI and CM Mallers Building, Inc.

1.       Lender-                         CRIIMI MAE Inc.
         Borrower-                       Jemal's CM Limited Partnership
         Original Principal Amount-      $2,260,000.00
         Date-                           June 29, 1998

2.       Lender-                         CRIIMI MAE Inc.
         Borrower-                       MBSCO Limited Partnership
         Original Principal Amount-      $500,000.00
         Date-                           September 16, 1998

3.       Lender-                         CRIIMI MAE Inc.
         Borrower-                       MDR Shoppes Limited Partnership
         Original Principal Amount-      $920,000.00
         Date-                           April 6, 1998

4.       Lender-                          CM Mallers Building, Inc.
         Borrower-                        The Jewelry Center Limited Partnership
         Original Principal Amount-       $2,070,000.00
         Date-                            February 25, 1998

5.       Lender-                          CRIIMI MAE Inc.
         Borrower-                        Mission Falls Corporation
         Original Principal Amount-       $600,000.00
         Date-                            September 14, 1998

6.       Lender-                          CRIIMI MAE Inc.
         Borrower-                        MDR Plaza Limited Partnership
         Original Principal Amount-       $700,000.00
         Date-                            September 29, 1997


"Mezzanine Notes Collateral" means the partnership interests and related collateral (including any guarantees) securing the Mezzanine Notes.

                                   Schedule V

                              Partnership Interests

"Partnership Interests" means all of CMI's and CMM's partnership interests in CRI/Aim Investment L.P., identified as follows:

                                         Partnership Interest

         CMI                             Sole limited partner with 50% interest

         CMM                             Sole general partner with 50% interest